UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 2, 2003



                          MONTGOMERY REALTY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                        000-30724             88-0377199
-------------------------------          -------------       -------------------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

    400 Oyster Point Blvd., Suite 415
     South San Francisco, California                               94080
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

                                 (650) 266-8080
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              (Registrant's telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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         Montgomery Realty Group, Inc. has entered into a binding agreement effective April 2, 2003, to sell its San Ramon Retail Center in San Ramon, California, to a qualified buyer for $1,891,625, payable in cash at closing. The San Ramon Retail Center consists of a 4,823 square-foot building situated on 1.7 acres of land that are contiguous with Montgomery's Orchard Supply Shopping Center.

         Buyer has a 30-day period from the date of the contract to review the property conditions, including title matters, and 45 days from the date of the contract to obtain financing of $1,324,138. The property is sold "as is," and the Buyer is currently reviewing the property and is a current tenant and plans to keep the property as an end user.

         Diversified Investment & Management Company, or DIMC, which is 100% owned by Dinesh Maniar, who also owns approximately 97.3% of Montgomery's common stock, is acting as broker for Montgomery and will be receiving a commission of 2% of the gross sales price. DIMC has already received a $40,000 advance against this commission, which is refundable if the transaction does not close. DIMC's role as broker and its commission amount were approved by Montgomery's board of directors at a special meeting with Dinesh Maniar abstaining.

         Montgomery's management currently intends to structure the sale as a tax-free exchange under Internal Revenue Code ss. 1031. Montgomery has reserved the right to extend the closing for up to 60 days while Montgomery seeks a replacement property.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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              SEC
Exhibit    Reference
 Number     Number               Title of Document                   Location
---------- --------- ----------------------------------------------- -----------

Item 10              Material Contracts
---------- --------- ----------------------------------------------- -----------
  10.01       10     Receipt for Deposit and Escrow Instructions     This filing
                     (including Disclosure Regarding Real Estate
                     Agency Relationships and Addendum) effective
                     April 2, 2003


         This report contains forward-looking statements, including statements about the ability to sell, exchange or develop properties, the ability to complete contracts currently being negotiated, the financial capabilities of third parties with which Montgomery has relationships, and other matters. Forward-looking statements are subject to risks and uncertainties outside Montgomery's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Montgomery's annual report on Form 10-KSB.

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MONTGOMERY REALTY GROUP, INC.


Date: April 17, 2003                  By /s/  Dinesh Maniar
                                        ----------------------------------------
                                        Dinesh Maniar
                                        Principal Executive, Principal Financial
                                        and Principal Accounting Officer

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